MANAGERS AMG FUNDS

PROSPECTUS
March 1, 2007

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

F026-0307

access to excellence

managers

TABLE OF CONTENTS

1	OVERVIEW

2–17	SUMMARY OF THE FUNDS

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Managers AMG FQ Global Alternatives Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

18–26	SHAREHOLDER GUIDE

Your Account

Choosing A Share Class

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

27–29	FINANCIAL HIGHLIGHTS

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Managers AMG FQ Global Alternatives Fund

30	HOW TO CONTACT US

Managers Investment Group

OVERVIEW

This Prospectus contains important information about the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Managers AMG FQ U.S. Equity Fund, and the Managers AMG FQ Global Alternatives Fund (each, a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

Each Fund is subject to management risk because it is an actively managed investment portfolio. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of a Fund on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in each Fund begins after the Summary of the Funds.

Managers Investment Group	1

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Tax-Managed U.S. Equities

Benchmark:

Russell 3000® index

Ticker:

Class A: MFQAX

Class C: MFQCX

Institutional: MFQTX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

The Russell 3000® Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term after-tax returns for investors.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the U.S. This policy may not be changed without providing shareholders 60 days’ notice. First Quadrant considers issuers to be located in the U.S. if they are organized in the U.S., or have their principal place of business in the U.S., or their securities are traded principally in the U.S. The Fund will ordinarily invest in approximately 75 to 250 stocks; however, the number of stocks will vary depending on market conditions and the size of the Fund.

First Quadrant will pursue the Fund’s objective by investing in a diversified portfolio of U.S. equity securities (generally common and preferred stocks) that reflects the characteristics of the Russell 3000® Index (the “Benchmark”) in terms of industry, earnings growth, valuation and similar measurements. The Benchmark measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of December 31, 2006, the benchmark had a market capitalization range of $68 million to $464 billion.

PRINCIPAL INVESTMENT STRATEGIES

First Quadrant will use a proprietary quantitative analytical model to construct the Fund’s portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads, and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund’s portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund’s exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indexes.

First Quadrant will manage the Fund’s portfolio to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

•	Investing in stocks that pay below-average dividends;

•	Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

•	Realizing losses on specific securities or specific tax lots of securities to offset realized gains.

2	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

The Fund can be expected to distribute a smaller percentage of its returns each year than the equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

PRINCIPAL RISKS

•	Derivatives Risk—complexity and rapidly changing structure of derivatives market may increase the possibility of market losses.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Tax Management Risk—although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to high quality, U.S. companies.

•	Seeking an equity portfolio that minimizes the impact of taxes.

•	Willing to accept a higher degree of risk for the opportunity of higher potential returns.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Christopher G. Luck, CFA

Partner and Portfolio Engineer

of First Quadrant

See “Fund Management” on page 17 for more information on the portfolio manager.

Managers Investment Group	3

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund and does not reflect the impact of sales charges. Because the Fund’s Class A and C shares commenced operations on March 1, 2006, only performance information since inception has been presented in the table for Class A and Class C shares. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to higher expenses than the Institutional Class shares, Class A and Class C share performance would be less than that shown. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/061

FQ Tax-Managed U.S. Equity Fund

	1 Year	5 Years	Since Inception
Class A
Return Before Taxes	—	—	9.61%[2]
Class C
Return Before Taxes	—	—	8.84%[2]
Institutional Class
Return Before Taxes	14.51%	8.88%	6.51%[3]
Institutional Class
Return After Taxes on Distributions	14.51%	8.69%	6.35%[3]
Institutional Class
Return After Taxes on Distributions and Sale of Fund Shares	9.43%	7.59%	5.54%[3]
Russell 3000® Index[4]	15.72%	7.17%	3.79%[3]

[1]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for Class A and Class C shares will vary.

[2]	Since the Class A and Class C inception on March 1, 2006.
[3]	Since the Fund’s inception on December 18, 2000.
[4]	The Russell 3000® Index is a market-capitalization weighted index of 3,000 U.S. common stocks. The Index reflects no deduction for fees, expenses, or taxes.

4	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None	None
Exchange Fee	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4]	0.31%	0.31%	0.27%

Total Annual Fund Operating Expenses	1.41%	2.16%	1.12%

Fee Waiver and Reimbursement[5]	(0.16)%	(0.16)%	(0.12)%

Net Annual Fund Operating Expenses[6]	1.25%	2.00%	1.00%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class” for further information.

[2]

Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Your Account—Choosing a Share Class—Class A Shares” for further information.

[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investments in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s waiver and reimbursement.

[5]

The Investment Manager has contractually agreed that through March 1, 2008, Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) will be limited to 1.24% for Class A shares, 1.99% for Class C shares, and 0.99% for Institutional Class, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Net Annual Fund Operating Expenses do not exceed the contractual expense limitation amount.

[6]

Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratio reflects the operating expenses of the Fund and does not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$981	$1,287	$2,156
Class C	$306	$661	$1,145	$2,480
Institutional Class	$102	$344	$605	$1,352

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$203	$661	$1,145	$2,480

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

U.S. Equities

Benchmark:

Russell 3000® index

Ticker:

Class A: FQUAX

Class C: FQUCX

Institutional: MEQFX

Subadvisor:

First Quadrant L.P. (“First Quadrant”)

MANAGERS AMG FQ U.S. EQUITY FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of issuers located in the U.S. This policy may not be changed without providing shareholders 60 days’ notice. First Quadrant considers issuers to be located in the U.S., if they are organized in the U.S., or have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in equity securities (generally common and preferred stocks) of large U.S. companies. As of December 31, 2006, the median market capitalization of the companies held by the Fund was $91 billion. Normally, the Fund will invest at least 65% of its total assets in large-cap stocks.

PRINCIPAL INVESTMENT STRATEGIES

First Quadrant serves as Subadvisor to the Fund. With the help of quantitative analysis, First Quadrant seeks “growth at a reasonable price,” meaning it looks for companies with superior growth prospects that are also good values. First Quadrant’s goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, First Quadrant typically:

•	Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

•	Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

•	Aims to keep the portfolio turnover rate below the industry average over the long term.

First Quadrant will normally sell a security when:

•	It is no longer reasonably priced;

•	The market and economic environment are no longer attractive; or

•	The stock substantially increases the portfolio risk relative to the market.

The Fund intends to purchase stocks for the long term. However, suddent changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

The Fund may use derivatives, such as futures and options, for any reason, including to enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

6	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

PRINCIPAL RISKS

•	Derivatives Risk—complexity and rapidly changing structure of derivatives market may increase the possibility of market losses.

•	Large Capitalization Stock Risk – large-cap companies are generally more mature and are not able to reach the same levels of growth as small- or mid-cap companies.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to large, high-quality U.S. companies.

•	Seeking long-term growth of capital.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Christopher G. Luck, CFA

Partner and Portfolio Engineer

of First Quadrant

See “Fund Management” on page 17 for more information on the portfolio manager.

Managers Investment Group	7

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund and does not reflect the impact of sales charges. Because the Fund’s Class A and C shares commenced operations on March 1, 2006, only performance information since inception has been presented in the table for Class A and Class C shares. Class A and Class C shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Class A and Class C shares are subject to higher expenses than the Institutional Class shares, Class A and Class C share performance would be less than that shown. The performance information reflects the impact of the Fund’s previous expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/061

FQ U.S. Equity Fund

	1 Year	5 Years	10 Years	Since Inception
Class A
Return Before Taxes	—	—	—	14.37%[2]
Class C
Return Before Taxes	—	—	—	14.00%[2]
Institutional Class
Return Before Taxes	20.55%	7.61%	7.22%	—
Institutional Class
Return After Taxes on Distributions	17.55%	6.66%	5.54%	—
Institutional Class
Return After Taxes on Distributions and Sale of Fund Shares	14.91%	6.20%	5.47%	—
Russell 3000® Index[3]	15.72%	7.17%	8.64%	—

[1]

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for Class A and Class C shares will vary.

[2]	Since the Class A and Class C inception on March 1, 2006.
[3]	The Russell 3000® Index is a market-capitalization weighted index of 3,000 U.S. common stocks. The Index reflects no deduction for fees, expenses, or taxes.

8	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ U.S. EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None	None

Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None	None

Exchange Fee	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4]	0.54%	0.54%	0.48%

Total Annual Fund Operating Expenses	1.14%	1.89%	0.83%[5]

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class” for further information.

[2]

Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Your Account—Choosing a Share Class—Class A Shares” for further information.

[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

In addition to direct expenses incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investments in one or more underlying acquired funds.

[5]

The Investment Manager has voluntarily agreed through March 1, 2008 to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 0.79% of the average daily net assets allocable to the Institutional Class shares. This arrangement may be modified or terminated by the Investment Manager at any time.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,881
Class C	$295	$594	$1,021	$2,212
Institutional Class	$85	$265	$460	$1,025

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$192	$594	$1,021	$2,212

Managers Investment Group	9

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Global Tactical Asset Allocation

Benchmark:

Citigroup 1-Month T-Bill Index

Ticker:

Class A: MGAAX

Class C: MGACX

Subadvisor:

First Quadrant l.P. (“First Quadrant”)

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

OBJECTIVE

The Fund’s investment objective is to achieve total return from investments in the global equity, fixed income and currency markets, independent of market direction.

FOCUS

The Fund seeks to generate returns through risk-controlled exposure to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets. The Fund’s investment process involves an analysis of returns based on the (i) relative returns derived from global asset class performance (for example, how global stocks performed relative to global bonds and cash); (ii) relative returns within the equity asset class based on country (for example, how U.S. equities performed relative to other global equities); (iii) relative returns within the fixed income asset class based on country (for example, how U.S. bonds performed relative to other global bonds); and (iv) risks associated with currencies (the “First Quadrant Analysis”).

PRINCIPAL INVESTMENT STRATEGIES

The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed income securities and security indexes (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts. The Fund may also invest directly in global equity securities (including ETFs and common and preferred stock of U.S. and non-U.S. companies) and fixed income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations such as the World Bank and the United Nations).

There are no limits on the amount of Fund assets that may be allocated to any one of the equity, bond, and currency asset classes; however, under normal circumstances, it is expected that no more than 50% of the Fund’s exposure will be in currency forward contracts. Typically, the Fund expects to diversify its exposure among at least ten different countries, including the U.S. In selecting equity investments for the Fund, First Quadrant is not constrained by any particular investment style or capitalization range. In selecting bond investments for the Fund, First Quadrant will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

First Quadrant serves as Subadvisor to the Fund and selects investments for the Fund based upon the First Quadrant Analysis. First Quadrant applies a global view to portfolio construction for the Fund. Recognizing that the world’s economies are connected, the Fund’s investments in the global equity, bond, and currency markets will be mutually dependent. The Fund’s portfolio will reflect First Quadrant’s assessment of the combination of local market and economic factors, global equity, fixed income or currency market factors and changes in global interest rates. As a result, the relationship between a change in the price of a stock or fixed income market, or a change in a currency exchange rate in one market, may influence the decision to take or adjust positions in other instruments with exposure to other markets or other market types. Because changes in the global equity, bond, and currency markets occur rapidly, it will often be difficult to respond

10	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

quickly to such changes by investing directly in global equity securities, fixed income securities and currencies. Direct investments may also involve costs that would diminish or eliminate value that First Quadrant identifies in the global equity, bond and currency markets. Therefore, the Fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed income securities, and foreign currencies in seeking to take advantage of value (and reduce exposure to risks) that First Quadrant identifies in the global equity, bond, and currency markets.

The Fund is subject to rigorous ongoing risk management to attempt to minimize volatility and achieve a high correlation between the positions taken and the desired exposures.

ADDITIONAL PRACTICES/RISKS

The Fund may enter into short sales of securities (including ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, or enters into a short sale, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the short position.

The Fund may also invest, without limit, in cash or high quality short-term investments for temporary or defensive purposes. To the extent that the Fund is invested in these investments or other investments that are unrelated to the First Quadrant Analysis, the Fund will not be pursuing its investment objective.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

PRINCIPAL RISKS

•	Asset Allocation Risk—the Fund may not be allocated to the best performing asset classes.

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Currency Risk—fluctuations in exchange rates may affect the total loss or gain when converted back to U.S. dollars.

•	Derivatives Risk—complexity and rapidly changing structure of derivatives market may increase the possibility of market losses.

•	Exchange Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in higher cost to the investor.

•

Foreign Securities Risk—securities of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

•	Hedging Risk—there is no guarantee that hedging strategies will be successful.

PORTFOLIO MANAGERS

Ken Ferguson

Partner and Co-Director of

Global Derivatives

of First Quadrant

Dari Levanoni

Partner, Co-Director of Global Derivatives,

and Lead Portfolio Manager

of First Quadrant

See “Fund Management” on page 17 for more information on the portfolio manager.

Managers Investment Group	11

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

•	Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

•	Interest Rate Risk—some types of debt securities may be difficult to sell at the best prices depending on economic or market conditions

•	Leverage Risk—use of leverage can magnify relatively small market movements into relatively larger losses for the Fund.

•	Liquidity Risk – particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•	Non-Diversified Fund Risk—holdings may be concentrated in a small number of securities, which can place the Fund at greater risk.

•	Political Risk—changes in the political status of any country can have profound effects on the value of securities within that country.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•	Tax Risk—although the Fund is expected to qualify as a registered investment company, it may not qualify, which could result in higher taxes to shareholders.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate for your overall investment allocation if you are:

•	Seeking a mutual fund that may establish long or short exposure to global equity, bond, and currency markets and are willing to accept the risks of global investing.

•	Seeking a mutual fund that invests in a range of alternative investments, including futures, options, and other derivatives, as well as currencies and index exchange-traded funds.

•	Seeking to produce returns that are not directly correlated to major public equity or bond markets and are interested in either growth or income.

•	Willing to accept short-term volatility of returns.

PERFORMANCE SUMMARY

Because the Fund does not have a full calendar year of performance, no performance information is presented.

12	Managers Investment Group

SUMMARY OF THE FUNDS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None	[2]	1.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None		None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None		None
Exchange Fee	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fee	1.70%	1.70%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.25%	0.82%
Acquired Fund Fees and Expenses	0.06%	0.06%

Total Annual Fund Operating Expenses	3.26%	3.58%

Fee Waiver and Reimbursement[4]	(0.70)%	(0.27)%

Net Annual Fund Operating Expenses[5]	2.56%	3.31%

[1]

The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Choosing a Share Class” for further information.

[2]

Except with respect to certain redemptions or exchanges of Class A shares not subject to an initial sales charge. Please see “Your Account—Choosing a Share Class—Class A Shares” for further information.

[3]

The 1.00% contingent-deferred sales charge applies only if you sell Class C shares of the Fund (or exchange Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]

The Investment Manager has contractually agreed that through March 1, 2008, Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) will be limited to 2.50% for Class A shares and 3.25% for Class C shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Net Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus. The ratio reflects the operating expenses of the Fund and does not include fees and expenses of any acquired funds.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. For Class A shares, the example includes the Maximum Sales Charge (Load). Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$819	$1,460	$2,123	$3,884
Class C	$435	$1,072	$1,832	$3,827

The figures shown above for Class A shares would be the same whether you sold your shares at the end of a period or kept them. For Class C, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$334	$1,072	$1,832	$3,827

The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2008. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	13

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

ASSET ALLOCATION RISK

Because the Fund invests in a broad array of asset classes, it is subject to asset allocation risk. The Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweighted in equity-related investments when the stock market is falling and the fixed income market is rising.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when these payments come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investor Services, Inc., and Standard and Poor’s Corporation. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because these issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

DERIVATIVES RISK

Derivatives, a category that includes options, futures and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund. The FQ Global Alternatives Fund will invest extensively in derivatives.

EXCHANGE-TRADED FUND RISK

A Fund that invests in exchange traded-funds (“ETFs”) maybe subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETF.

FOREIGN SECURITIES RISK

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

HEDGING RISK

The decision as to whether and to what extent a Fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. Accordingly, there can be no assurance that a Fund’s hedging strategies will be successful. Hedging transactions involve costs and may result in losses.

INFLATION RISK

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the

14	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

LEVERAGE RISK

Borrowing, and certain derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a fund.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by a fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities.

NON-DIVERSIFIED FUND RISK

A fund which is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

TAX RISK

Each Fund expects to elect and qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the Fund must meet certain requirements. One of these requirements is that at least 90% of the Fund’s gross income in each taxable year be derived from certain sources (referred to below as “qualifying income”). Certain types of income representing a significant portion of the Fund’s gross income may not constitute qualifying income. If income that does not constitute qualifying income were to represent 10% or more of the Fund’s gross income in any taxable year, the Fund would

Managers Investment Group	15

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

be liable for federal income tax at regular corporate income tax rates (approximately 35%) on all of its income for that taxable year. This would materially reduce the investment return to the Fund’s shareholders.

Congress or the Treasury Department can change or clarify these requirements at any time, possibly with retroactive effect. If Congress, the Treasury Department or the Internal Revenue Service were to take any action that altered the current understanding of these requirements, the Fund could be forced to change the manner in which it pursues its investment strategy or could cease to qualify for the special tax treatment accorded regulated investment companies under federal income tax law. In either event, such a change would result in a reduced after-tax return to shareholders. Shareholders should consult with their tax advisors with respect to the specific tax consequences of an investment in the Fund. Please see the Fund’s Statement of Additional Information (“SAI”) for more information.

TAX MANAGEMENT RISK

Tax-management strategies applied to the FQ Tax-Managed U.S. Equity Fund are designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expense and daily net sales and redemptions. In addition, investors purchasing shares when the Fund has large accumulated capital gains could receive a significant portion of the purchase price of these shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

Each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

16	Managers Investment Group

SUMMARY OF THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of First Quadrant, the Subadvisor to each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

First Quadrant, founded in 1988 and located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, provides asset management to corporations, endowments, foundations, high-net-worth individuals and public pension plans. AMG indirectly owns a majority interest in First Quadrant. As of December 31, 2006, First Quadrant had assets and overlays under management of approximately $34.8 billion.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND AND MANAGERS AMG FQ U.S. EQUITY FUND

Christopher G. Luck, CFA, is primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Mr. Luck is a Partner of First Quadrant and Director of Equity Management, positions he has held since 1996, and is Director of Equities, a position he has held since 2004.

Managers AMG FQ Tax-Managed U.S. Equity Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

Managers AMG FQ U.S. Equity Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Kenneth J. Ferguson and Dori Levanoni, the portfolio managers of the Fund, are jointly and primarily responsible for the day-today management of the Fund’s portfolio. Mr. Ferguson is a Partner and Co-Director of Global Derivatives Strategies at First Quadrant, positions he has held since 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. Mr. Levanoni is a Partner and Co-Director of Global Derivatives Strategies at First Quadrant. He became a Partner in 2006 and Co-Director of Global Derivatives Strategies in 2005. Prior to 2005, he served as Associate Director of Research and then Director of Research. The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as Subadvisor.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and First Quadrant is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2006.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the Fund’s SAI.

Managers Investment Group	17

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Funds by purchasing either Class A, Class C or Institutional Class shares. (Institutional shares are not available for the FQ Global Alternatives Fund.) Each Class of shares is subject to different types and levels of sales charges, expenses, and minimum initial investment amount, as described below. The Class A and Class C shares of the Funds are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which will result in Class A and Class C shares experiencing a lower total return than the Institutional Class shares. The net asset value per share of the three Classes may also differ. In all other material respects, the Class A, Class C and Institutional Class shares are the same, each share representing a proportionate interest in the Fund.

Each Fund and Class of shares is subject to a minimum (and possible maximum, as described on page 21) initial investment amount, as described on page 23.

Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Funds’ NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Funds use the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio securities that trade primarily on foreign markets are priced based on the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies on recommendations of a third party fair valuation service in adjusting the prices of such foreign securities. The Fund’s investments in derivative instruments traded in foreign markets (including futures contracts on equity and fixed income securities and security indexes and options on futures contracts, securities and security indexes) are priced based on the market quotation of such instruments in their respective principal markets as of the close of regular business on the NYSE. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

18	Managers Investment Group

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between several share classes when investing in the Funds:

•	Class A

•	Class C

•	Institutional Class (not available for FQ Global Alternatives Fund)

When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

CLASS A SHARES

The offering price of Class A shares equals the Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown below. In addition, for purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 21 for more information.

SALES CHARGE REDUCTIONS AND WAIVERS

To determine the initial sales charge, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge.

CALCULATING THE CLASS A SALES CHARGE

If the amount of your purchase is ...	Your initial sales charge as a % of the share price is:	Your initial sales charge as a % of the total you invested is:	The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75	6.10	5.00
$25,000 to$ 49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None*

*	If you acquire or hold $1 million or more of Class A shares of the Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another Fund, there is a 1.00% contingent deferred sales charge on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers Funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of the Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent. The Letter of Intent may be deemed to be effective by up to 90 days to include prior purchases, but may not cover more than 13 months in total.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

—	Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

—	Accounts established by financial intermediaries that have selling agreements with the distributor or have services agreements with the investment manager;

—	Current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members;

—	Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director,

Managers Investment Group	19

SHAREHOLDER GUIDE

or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of these individuals;

—	Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts; and

—	Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI.

CLASS C SHARES

Class C shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase.

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per Fund investment, and additional restrictions may apply.

•	An annual 12b-1 distribution and shareholder service fees of 1.00%.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC REDUCTIONS AND WAIVERS

For Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that does not have a sales charge.

To minimize the CDSC you pay:

•	The Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the Fund sells shares in the order in which they were purchased, from oldest to newest.

The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

The Fund or the Distributor may, in its discretion, waive the CDSC anytime, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the Fund, the Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional, the Funds’ Web site at www.managersinvest.com, or the SAI for more information about CDSC waivers.

COMPARING FEES AND EXPENSES FOR SHARE CLASSES WITH SALES CHARGES

	Class A Shares	Class C Shares
Sales Charge	Up to 5.75% of investment, depending on	None
investment amount (see table on previous page)

Surrender Charge (CDSC)	None (except with respect to certain	1% of purchase or sale, whichever is
	redemptions following purchases	less, within one year of purchase
of $1 million or more)

Operating Expenses	Lower than Class C shares
Annual Return	Higher than comparable investment in
Class C shares

Distribution & Service (12b-1) Fees	0.25%	1.00%

20	Managers Investment Group

SHAREHOLDER GUIDE

MAXIMUM INVESTMENT IN CLASS C SHARES

The Fund will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

INSTITUTIONAL CLASS SHARES

Institutional Class shares of the FQ Tax-Managed U.S. Equity Fund and FQ U.S. Equity Fund have no up-front sales charges or CDSC. Your entire amount invested purchases Fund shares at the Fund’s NAV. The Institutional Class also does not pay annual 12b-1 distribution or shareholder service fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the net asset value (NAV) or the price of a Fund’s shares.

DISTRIBUTION AND SERVICE (12b-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for Class A and Class C shares that allows the Funds to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the Funds’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the Funds’ net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart on page 9.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class C Shares

•

The Distributor pays the selling broker/dealer 1.00% of the purchase amount. The Fund uses part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-1 fee to defray this payment.

•	The payments for shareholder servicing may not exceed an annual rate of 0.25% of the Class C average daily NAV.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares anytime.

When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

Managers Investment Group	21

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares* to your account...	If you wish to sell shares*, † ....

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: by mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769 (include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC, Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A and Class C shares and $250,000 for institutional Class shares)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Not available

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: control department

FBO shareholder name, account number, and Fund name

(Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

Availabile if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions which are below $50,000.

22	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Class A:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Class C:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Institutional Class
• Regular Accounts	$2,500,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time. With respect to the FQ U.S. Equity Fund and FQ Tax-Managed U.S. Equity Fund, the minimum additional investment amount for Institutional Class shares shall be waived for investments by accounts established prior to March 1, 2006 (the date on which each Fund’s existing share class was redesignated as Institutional Class shares).

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Class A or Class C shares or $250,000 or more of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Funds may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A or Class C shares, or falls below $50,000 with respect to Institutional Class shares, due to redemptions you make after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 24.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Managers Investment Group	23

SHAREHOLDER GUIDE

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the Fund for which you are exchanging them.

•	If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares for which you are exchanging them.

•	Except for a CDSC that may be applicable to your exchange of Class A or Class C shares, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 25.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•	If you sell Class C shares you acquired through an exchange within a year, we calculate any CDSC from the date you originally purchased the shares that you exchanged.

•	If you sell Class A shares you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for less than 18 months.

24	Managers Investment Group

SHAREHOLDER GUIDE

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any Fund that you are considering for an exchange. When you purchase a Fund’s shares by exchange, the same terms and conditions that apply to any new investment in that Fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at anytime.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from a Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election anytime by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the the Code and as in effect as of the date of this prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, brokerage dealers, and foreign persons that may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable as ordinary income.

•	Properly designated distributions of “qualified dividend income” are taxable at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

TAXABILITY OF TRANSACTIONS

Each Fund’s use of derivatives and certain debt instruments (FQ Global Alternatives Fund only) may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. Each Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. You will generally not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Class C shares of the Funds automatically convert to Class A shares of the Funds at the end of the tenth year after purchase. The IRS currently treats these automatic conversions as not taxable. If the IRS changes its tax treatment, the Fund may suspend the automatic conversion feature. If this happens, you would have the option to convert your Class C shares at the end of the tenth year, to Class A shares. This exchange would be based on the relative NAV of the Class A and the Class C shares and would not result in a sales charge or fee, but you might face certain tax consequences.

Any gain that results from the sale or exchange of your shares is generally also subject to federal income tax. Distributions by

Managers Investment Group	25

SHAREHOLDER GUIDE

FEDERAL INCOME TAX INFORMATION (Continued)

a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAX WITHHOLDING

To avoid withholding of taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; or

•	Certify that you are exempt from withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

26	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal periods (or since inception). Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND

	For the fiscal year ended October 31,
Institutional Class Shares	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$11.89	$9.94	$9.39	$7.74	$8.91
Income from Investment Operations:
Net investment income	0.03	0.01	0.11	0.06	0.06
Net realized and unrealized gain (loss) on investments	2.03	2.04	0.44	1.69	(1.23)
Total from investment operations	2.06	2.05	0.55	1.75	(1.17)
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.10)	—	(0.10)	—
Net Asset Value, End of Year	$13.93	$11.89	$9.94	$9.39	$7.74
Total Return[1]	17.37%	20.75%	5.86%	22.90%	(13.13)%
Ratio of net expenses to average net assets[1]	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of net investment income to average net assets[1]	0.23%	0.04%	0.99%	0.68%	0.91%
Portfolio turnover	98%	105%	131%	143%	101%
Net assets at end of year (000’s omitted)	$82,975	$55,377	$45,321	$53,538	$8,539

Expense offsets:[4]
Ratio of total expenses to average net assets	1.11%	1.21%	1.20%	1.62%	2.55%
Ratio of net investment income (loss) to average net assets	0.12%	(0.17)%	0.79%	0.06%	(0.63)%

Class A Shares	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$13.01
Income from Investment Operations:
Net investment income	0.00 [5]
Net realized and unrealized gain on investments	0.90
Total from investment operations	0.90
Net Asset Value, End of Period	$13.91
Total Return[1]	6.92%[2]
Ratio of net expenses to average net assets[1]	1.24%[3]
Ratio of net investment loss to average net assets[1]	(0.11)%[3]
Portfolio turnover	98%[2]
Net assets at end of period (000’s omitted)	$574

Expense offsets: [4]
Ratio of total expenses to average net assets	1.40%[3]
Ratio of net investment loss to average net assets	(0.27)%[3]

Class C Shares	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$13.01
Income from Investment Operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	0.85
Total from investment operations	0.88
Net Asset Value, End of Period	$13.89
Total Return [1]	6.30%[2]
Ratio of net expenses to average net assets[1]	1.99%[3]
Ratio of net investment loss to average net assets[1]	(0.91)%[3]
Portfolio turnover	98%[2]
Net assets at end of period (000’s omitted)	$941

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.15%[3]
Ratio of net investment loss to average net assets	(1.06)%[3]

*	Class A and C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	Rounds to less than $0.01.

Managers Investment Group	27

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ U.S. EQUITY FUND

	For the fiscal year ended October 31,
Institutional Class Shares	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.93	$11.62	$10.59	$9.03	$10.90
Income from Investment Operations:
Net investment income	0.17	0.20	0.11	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.49	1.26	1.00	1.56	(1.87)
Total from investment operations	2.66	1.46	1.11	1.64	(1.80)
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.15)	(0.08)	(0.08)	(0.07)
Net realized gain on investments	(0.51)	—	—	—	—
Total distributions to shareholders	(0.69)	(0.15)	(0.08)	(0.08)	(0.07)
Net Asset Value, End of Year	$14.90	$12.93	$11.62	$10.59	$9.03
Total Return[1]	21.44%	12.64%	10.52%	18.37%	(16.65)%
Ratio of net expenses to average net assets[1]	0.79%	0.85%	0.79%	0.91%	1.01%
Ratio of net investment income to average net assets[1]	1.23%	1.49%	0.97%	0.82%	0.61%
Portfolio turnover	89%	105%	106%	169%	74%
Net assets at end of year (000’s omitted)	$78,068	$72,470	$72,878	$71,265	$63,676

Expense Offsets: 4
Ratio of total expenses to average net assets	0.82%	—	—	—	—
Ratio of net investment income to average net assets	1.19%	—	—	—	—

Class A Shares	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$13.53
Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.34
Total from investment operations	1.35
Net Asset Value, End of Period	$14.88
Total Return[1]	9.98%[2]
Ratio of net expenses to average net assets[1]	1.04%[3]
Ratio of net investment income to average net assets[1]	0.63%[3]
Portfolio turnover	89%[2]
Net assets at end of period (000’s omitted)	$371

Expense Offsets: 4
Ratio of total expenses to average net assets	1.13%[3]
Ratio of net investment income to average net assets	0.54%[3]

Class C Shares	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$13.53
Income from Investment Operations:
Net investment income	0.00 [5]
Net realized and unrealized gain on investments	1.32
Total from investment operations	1.32
Net Asset Value, End of Period	$14.85
Total Return[1]	9.76%[2]
Ratio of net expenses to average net assets[1]	1.79%[3]
Ratio of net investment income to average net assets[1]	0.16%[3]
Portfolio turnover	89%[2]
Net assets at end of period (000’s omitted)	$97

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.88%[3]
Ratio of net investment loss to average net assets	(0.07)%[3]

*	Class A and C shares commenced operations on March 1, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	Rounds to less than $0.01.

28	Managers Investment Group

FINANCIAL HIGHLIGHTS

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

Class A Shares	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.16
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.27)
Net Asset Value, End of Period	$9.73
Total Return[1]	(2.70)%[2]
Ratio of net expenses to average net assets[1]	2.50%[3]
Ratio of net investment income to average net assets[1]	1.38%[3]
Portfolio turnover	48%[2]
Net assets at end of period (000’s omitted)	$20,661

Expense Offsets:[4]
Ratio of total expenses to average net assets	3.20%[3]
Ratio of net investment income to average net assets	0.68%[3]

Class C Shares	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(0.33)
Total from investment operations	(0.31)
Net Asset Value, End of Period	$9.69
Total Return[1]	(3.10)%[2]
Ratio of net expenses to average net assets[1]	3.25%[3]
Ratio of net investment income to average net assets[1]	1.03%[3]
Portfolio turnover	48%[2]
Net assets at end of period (000’s omitted)	$695

Expense Offsets:[4]
Ratio of total expenses to average net assets	3.52%[3]
Ratio of net investment income to average net assets	0.76%[3]

*	Class A and Class C shares commenced operations at the close of business on March 30, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

Managers Investment Group	29

HOW TO CONTACT US

FQ TAX-MANAGED U.S. EQUITY FUND

FQ U.S. EQUITY FUND

FQ GLOBAL ALTERNATIVES FUND

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

SUBADVISOR

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, California 91101

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

30	Managers Investment Group

PAGE INTENTIONALLY LEFT BLANK

PAGE INTENTIONALLY LEFT BLANK

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (“SAI”), annual report, and semiannual report contain additional information about the Funds and their investments. The annual and semiannual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the previous fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•    By telephone:

     800.835.3879

•    By mail:

     Managers Investment Group LLC

     800 Connecticut Avenue

     Norwalk, Connecticut 06854-2325

•    On the Internet:

    Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and annual and semiannual reports, is on file with the Securities and Exchange Commission (SEC). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec. gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2007 Managers Investment Group LLC

Investment Company Act Registration Number 811-06520

www.managersinvest.com